Goodwill	12 Months Ended
Dec. 31, 2018
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Goodwill

15. GOODWILL

Goodwill was recorded on the Company’s acquisition of Curis Resources Ltd. (“Curis”) in 2014. Curis is a mineral exploration and development company whose principal asset is the Florence Copper Project, an in-situ copper recovery and solvent extraction/electrowinning project located in central Arizona, USA. During the year ended December 31, 2018, the carrying value of the goodwill increased to $5,625 as a result of foreign currency translation.

The Company performed an annual goodwill impairment test and the recoverable amount of the Curis CGU was estimated utilizing a discounted cash flow with the following key assumptions: an after-tax discount rate of 10% (2017 – 12%); and copper prices of US$3.10 to US$3.18 per pound in the projected periods. The recoverable amount of the Curis CGU was calculated to be higher than its carrying amount and no impairment loss was recognized.